UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                               ------------------

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 18, 1999


                          OCWEN ASSET INVESTMENT CORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



     VIRGINIA                        001-14043                   65-0736120
 (State or other                    (Commission               (I.R.S. Employer
   jurisdiction                     File Number)             Identification No.)
 of incorporation)


                              THE FORUM, SUITE 1000
         1675 PALM BEACH LAKES BOULEVARD, WEST PALM BEACH, FLORIDA      33401
               (Address of principal executive office)                (Zip Code)


                                 (561) 682-8000
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

The news release of the Registrant and Ocwen Financial Corporation, dated August 18, 1999, announcing the setting of record and meeting dates for shareholders of both companies to vote upon proposals relating to the proposed acquisition of the Registrant by Ocwen Financial Corporation and certain other information is attached hereto and filed herewith as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements.

         Not Applicable.

(b)      Pro Forma Financial Information.

         Not Applicable

(c)      Exhibits

         (99.1) Text of a press release by the Registrant dated August 18, 1999.







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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                    OCWEN ASSET INVESTMENT CORP.
                                    (Registrant)

                                    By: /s/ MARK S. ZEIDMAN
                                    --------------------------------------------
                                        Mark S. Zeidman
                                        Senior Vice President and
                                        Chief Financial Officer



Date:   August 19, 1999



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


                                INDEX TO EXHIBIT



     Exhibit No.   Description                                              Page
     -----------   -----------                                              ----

         99.1      News  release of the  Registrant  and Ocwen  Financial    5
                   Corporation,  dated  August 18, 1999,  announcing  the
                   setting   of  the  record   and   meeting   dates  for
                   shareholders  to vote upon  proposals  relating to the
                   proposed   acquisition  of  the  Registrant  by  Ocwen
                   Financial Corporation and certain other information.